N / E / W / S R / E / L / E / A / S / E

January 30, 2025

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FOURTH QUARTER 2024 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Fourth Quarter 2024 Highlights:

•    Net income available to common stockholders was $63.9 million and diluted earnings per common share totaled $1.10, compared to $48.7 million and $0.84 in the third quarter of 2024, and $42.0 million and $0.71 in the fourth quarter of 2023. Excluding the impact of the branch sale and repositioning of the available for sale securities portfolio, adjusted net income available to common stockholders1 was $58.1 million or $1.00 per share for the fourth quarter of 2024.
•    Strong capital position with Common Equity Tier 1 Capital Ratio of 11.43% and Tangible Common Equity to Tangible Assets Ratio of 8.81%.
•    Net interest margin was 3.28% compared to 3.23% on a linked quarter basis and 3.16% in the fourth quarter of 2023.
•    Total loans grew $185.6 million, or 5.9% annualized, on a linked quarter basis, and $368.1 million, or 2.9% during the last twelve months.
•    Total deposits increased $156.5 million, or 4.4% annualized, on a linked quarter basis, and declined $32.4 million, or 0.2%, during the last twelve months after normalizing for deposits sold during the fourth quarter.
•    Nonperforming assets to total assets were 43 basis points compared to 35 basis points on a linked quarter basis.
•Adjusted efficiency ratio totaled 53.60%1 for the quarter.
•Completed the sale of five Illinois branches and certain loans and deposits to Old Second National Bank on December 6, 2024.

"The fourth quarter was a strong finish to the year and showed the momentum we have built with healthy increases in core earnings, NIM and ROA," said Mark Hardwick, Chief Executive Officer of First Merchants Bank. "We restructured a portion of our securities portfolio and completed the Illinois branch sale to help prioritize our core markets. These actions and the completion of multiple technology initiatives in 2024 have positioned First Merchants to deliver strong results in 2025."

Fourth Quarter Financial Results:

First Merchants Corporation (the “Corporation”) reported fourth quarter 2024 net income available to common stockholders of $63.9 million compared to $42.0 million during the same period in 2023. Diluted earnings per common share for the period totaled $1.10 compared to the fourth quarter of 2023 result of $0.71. Excluding non-core income and expenses incurred in each period, adjusted net income available to common stockholders1 for the fourth quarter 2024 was $58.1 million, or $1.00 diluted earnings per common share compared to $53.4 million, or $0.90 in the same period in 2023.

During the quarter, the Corporation completed the sale of five Illinois branches along with loans of $7.4 million and deposits of $267.4 million, generating a gain of $20.0 million recorded in non-interest income. The sale of these branches represents the Corporation’s exit from suburban Chicago markets.

Total assets equaled $18.3 billion and loans totaled $12.9 billion as of quarter-end. During the past twelve months, total loans grew by $368.1 million, or 2.9%. On a linked quarter basis, loans grew $185.6 million, or 5.9% annualized, with growth primarily in commercial loans.

Investments totaling $3.5 billion decreased $350.7 million, or 9.2%, during the last twelve months and decreased $201.5 million on a linked quarter basis. The decline during the quarter was partially due to the sale of $109.6 million of available for sale securities with a weighted average tax-equivalent yield of 2.31%, which resulted in a loss of $11.6 million. The remaining decline for the quarter was due to security paydowns and maturities, as well as a decline in valuation of securities reflecting the movement of interest rates. Sales of available for sale securities in 2024 totaled $268.5 million and resulted in a loss of $20.8 million.

Total deposits were $14.5 billion as of quarter-end and decreased by $299.8 million, or 2.0%, over the past twelve months. The decline was primarily due to the sale of the Illinois branches during the fourth quarter which included $267.4 million of deposits. Excluding this impact, deposits declined by $32.4 million in 2024. On a linked quarter basis, deposits grew by $156.5 million, or 4.4% annualized. The loan to deposit ratio increased slightly to 88.5% at period end from 88.0% in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $192.8 million as of quarter-end, or 1.50% of total loans, an increase of $4.9 million from prior quarter. Loan charge-offs, net of recoveries totaled $0.8 million and provision for loans of $5.7 million was recorded during the quarter. Reserves for unfunded commitments totaled $18.0 million declining during the quarter due to reserve release of $1.5 million. Net provision for the quarter totaled $4.2 million. Non-performing assets to total assets were 43 basis points for the fourth quarter of 2024, an increase of eight basis points compared to 35 basis points in the prior quarter.

Net interest income totaled $134.4 million for the quarter, an increase of $3.3 million, or 2.5%, compared to the prior quarter and an increase of $4.3 million, or 3.3%, compared to the fourth quarter of 2023. Fully taxable equivalent net interest margin was 3.28%, an increase of five basis points compared to the third quarter of 2024, and an increase of 12 basis points compared to the fourth quarter of 2023. The increase in net interest margin compared to the third quarter was due to lower funding costs and a more favorable earning asset and funding mix.

Noninterest income totaled $42.7 million for the quarter, an increase of $17.9 million compared to the third quarter of 2024 and an increase of $16.3 million compared to the fourth quarter of 2023. When excluding non-core income from each period, noninterest income totaled $34.4 million for the quarter, an increase of $0.4 million compared to third quarter of 2024, and an increase of $5.6 million compared to the fourth quarter of 2023. The increase in core noninterest income over the fourth quarter of 2023 was primarily due to an increase in gains on sales of loans and CRA investment income.

Noninterest expense totaled $96.3 million for the quarter, an increase of $1.7 million from the third quarter of 2024 and a decrease of $11.8 million from the fourth quarter of 2023. The increase in the linked quarter was from higher marketing costs and other one-time operating expenses. The decrease from the fourth quarter of 2023 was due to one-time charges incurred in the prior year which included an FDIC special assessment, early retirement and severance costs, and a lease termination.

The Corporation’s total risk-based capital ratio totaled 13.31%, common equity tier 1 capital ratio totaled 11.43%, and the tangible common equity ratio totaled 8.81%. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 11:30 a.m. (ET) on Thursday, January 30, 2025.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BIc49ad0293a7844dca2e7171f51e600dd95f36e86b6)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/9t5v76m2) during the time of the call. A replay of the webcast will be available until January 30, 2026.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements about First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2024	2023
ASSETS
Cash and due from banks	$87,616	$112,649
Interest-bearing deposits	298,891	436,080
Investment securities, net of allowance for credit losses of $245,000 and $245,000	3,460,695	3,811,364
Loans held for sale	18,663	18,934
Loans	12,854,359	12,486,027
Less: Allowance for credit losses - loans	(192,757)	(204,934)
Net loans	12,661,602	12,281,093
Premises and equipment	129,743	133,896
Federal Home Loan Bank stock	41,690	41,769
Interest receivable	91,829	97,664
Goodwill and other intangibles	731,830	739,101
Cash surrender value of life insurance	304,906	306,301
Other real estate owned	4,948	4,831
Tax asset, deferred and receivable	92,387	99,883
Other assets	387,169	322,322
TOTAL ASSETS	$18,311,969	$18,405,887
LIABILITIES
Deposits:
Noninterest-bearing	$2,325,579	$2,500,062
Interest-bearing	12,196,047	12,321,391
Total Deposits	14,521,626	14,821,453
Borrowings:
Federal funds purchased	99,226	—
Securities sold under repurchase agreements	142,876	157,280
Federal Home Loan Bank advances	822,554	712,852
Subordinated debentures and other borrowings	93,529	158,644
Total Borrowings	1,158,185	1,028,776
Interest payable	16,102	18,912
Other liabilities	311,073	289,033
Total Liabilities	16,006,986	16,158,174
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 57,974,535 and 59,424,122 shares	7,247	7,428
Additional paid-in capital	1,188,768	1,236,506
Retained earnings	1,272,528	1,154,624
Accumulated other comprehensive loss	(188,685)	(175,970)
Total Stockholders' Equity	2,304,983	2,247,713
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,311,969	$18,405,887

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2024	2023	2024	2023
INTEREST INCOME
Loans:
Taxable	$197,536	$197,523	$803,652	$747,837
Tax-exempt	9,020	8,197	34,262	31,954
Investment securities:
Taxable	9,024	8,644	36,086	35,207
Tax-exempt	12,754	13,821	53,487	58,117
Deposits with financial institutions	5,350	8,034	16,992	17,719
Federal Home Loan Bank stock	958	771	3,527	3,052
Total Interest Income	234,642	236,990	948,006	893,886
INTEREST EXPENSE
Deposits	89,835	96,655	386,127	306,092
Federal funds purchased	26	1	481	1,421
Securities sold under repurchase agreements	680	827	3,057	3,451
Federal Home Loan Bank advances	8,171	6,431	29,886	27,206
Subordinated debentures and other borrowings	1,560	3,013	7,341	10,316
Total Interest Expense	100,272	106,927	426,892	348,486
NET INTEREST INCOME	134,370	130,063	521,114	545,400
Provision for credit losses	4,200	1,500	35,700	3,500
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	130,170	128,563	485,414	541,900
NONINTEREST INCOME
Service charges on deposit accounts	8,124	7,690	32,606	30,837
Fiduciary and wealth management fees	8,665	8,187	34,215	30,840
Card payment fees	4,957	4,437	19,317	18,862
Net gains and fees on sales of loans	5,681	4,111	20,840	15,659
Derivative hedge fees	1,594	1,049	3,082	3,385
Other customer fees	316	237	1,547	1,880
Earnings on cash surrender value of life insurance	2,188	3,202	8,464	8,347
Net realized losses on sales of available for sale securities	(11,592)	(2,317)	(20,757)	(6,930)
Gain on branch sale	19,983	—	19,983	—
Other income (loss)	2,826	(152)	6,283	2,722
Total Noninterest Income	42,742	26,444	125,580	105,602
NONINTEREST EXPENSES
Salaries and employee benefits	55,437	60,967	221,167	228,745
Net occupancy	7,335	9,089	28,387	29,859
Equipment	7,028	6,108	26,802	24,113
Marketing	2,582	2,647	7,389	7,427
Outside data processing fees	6,029	5,875	27,140	25,165
Printing and office supplies	377	402	1,462	1,552
Intangible asset amortization	1,771	2,182	7,271	8,743
FDIC assessments	3,744	7,557	15,029	14,674
Other real estate owned and foreclosure expenses	227	1,743	2,076	3,318
Professional and other outside services	3,777	3,981	14,586	16,172
Other expenses	7,982	7,552	27,957	28,502
Total Noninterest Expenses	96,289	108,103	379,266	388,270
INCOME BEFORE INCOME TAX	76,623	46,904	231,728	259,232
Income tax expense	12,274	4,425	30,326	35,446
NET INCOME	64,349	42,479	201,402	223,786
Preferred stock dividends	469	469	1,875	1,875
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$63,880	$42,010	$199,527	$221,911
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.10	$0.71	$3.42	$3.74
Diluted Net Income Available to Common Stockholders	$1.10	$0.71	$3.41	$3.73
Cash Dividends Paid to Common Stockholders	$0.35	$0.34	$1.39	$1.34
Average Diluted Common Shares Outstanding (in thousands)	58,247	59,556	58,533	59,489

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
NET CHARGE-OFFS	$771	$3,148	$49,377	$25,643

AVERAGE BALANCES:
Total Assets	$18,478,303	$18,397,200	$18,400,495	$18,186,507
Total Loans	12,757,676	12,396,451	12,634,324	12,297,974
Total Earning Assets	17,089,198	17,222,714	17,054,267	16,991,787
Total Deposits	14,788,294	15,000,580	14,816,564	14,721,498
Total Stockholders' Equity	2,312,270	2,130,993	2,252,491	2,127,262

FINANCIAL RATIOS:
Return on Average Assets	1.39%	0.92%	1.09%	1.23%
Return on Average Stockholders' Equity	11.05	7.89	8.86	10.43
Return on Tangible Common Stockholders' Equity	16.75	12.75	13.71	16.76
Average Earning Assets to Average Assets	92.48	93.62	92.68	93.43
Allowance for Credit Losses - Loans as % of Total Loans	1.50	1.64	1.50	1.64
Net Charge-offs as % of Average Loans (Annualized)	0.02	0.10	0.39	0.21
Average Stockholders' Equity to Average Assets	12.51	11.58	12.24	11.70
Tax Equivalent Yield on Average Earning Assets	5.63	5.64	5.69	5.40
Interest Expense/Average Earning Assets	2.35	2.48	2.50	2.05
Net Interest Margin (FTE) on Average Earning Assets	3.28	3.16	3.19	3.35
Efficiency Ratio	48.48	63.26	53.55	55.17
Tangible Common Book Value Per Share	$26.78	$25.06	$26.78	$25.06

NONPERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Nonaccrual Loans	$73,773	$59,088	$61,906	$62,478	$53,580
Other Real Estate Owned and Repossessions	4,948	5,247	4,824	4,886	4,831
Nonperforming Assets (NPA)	78,721	64,335	66,730	67,364	58,411
90+ Days Delinquent	5,902	14,105	1,686	2,838	172
NPAs & 90 Day Delinquent	$84,623	$78,440	$68,416	$70,202	$58,583

Allowance for Credit Losses - Loans	$192,757	$187,828	$189,537	$204,681	$204,934
Quarterly Net Charge-offs	771	6,709	39,644	2,253	3,148
NPAs / Actual Assets %	0.43%	0.35%	0.36%	0.37%	0.32%
NPAs & 90 Day / Actual Assets %	0.46%	0.43%	0.37%	0.38%	0.32%
NPAs / Actual Loans and OREO %	0.61%	0.51%	0.53%	0.54%	0.47%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.50%	1.48%	1.50%	1.64%	1.64%
Net Charge-offs as % of Average Loans (Annualized)	0.02%	0.21%	1.26%	0.07%	0.10%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
ASSETS
Cash and due from banks	$87,616	$84,719	$105,372	$100,514	$112,649
Interest-bearing deposits	298,891	359,126	168,528	410,497	436,080
Investment securities, net of allowance for credit losses	3,460,695	3,662,145	3,753,088	3,783,574	3,811,364
Loans held for sale	18,663	40,652	32,292	15,118	18,934
Loans	12,854,359	12,646,808	12,639,650	12,465,582	12,486,027
Less: Allowance for credit losses - loans	(192,757)	(187,828)	(189,537)	(204,681)	(204,934)
Net loans	12,661,602	12,458,980	12,450,113	12,260,901	12,281,093
Premises and equipment	129,743	129,582	133,245	132,706	133,896
Federal Home Loan Bank stock	41,690	41,716	41,738	41,758	41,769
Interest receivable	91,829	92,055	97,546	92,550	97,664
Goodwill and other intangibles	731,830	733,601	735,373	737,144	739,101
Cash surrender value of life insurance	304,906	304,613	306,379	306,028	306,301
Other real estate owned	4,948	5,247	4,824	4,886	4,831
Tax asset, deferred and receivable	92,387	86,732	107,080	101,121	99,883
Other assets	387,169	348,384	367,845	331,006	322,322
TOTAL ASSETS	$18,311,969	$18,347,552	$18,303,423	$18,317,803	$18,405,887
LIABILITIES
Deposits:
Noninterest-bearing	$2,325,579	$2,334,197	$2,303,313	$2,338,364	$2,500,062
Interest-bearing	12,196,047	12,030,903	12,265,757	12,546,220	12,321,391
Total Deposits	14,521,626	14,365,100	14,569,070	14,884,584	14,821,453
Borrowings:
Federal funds purchased	99,226	30,000	147,229	—	—
Securities sold under repurchase agreements	142,876	124,894	100,451	130,264	157,280
Federal Home Loan Bank advances	822,554	832,629	832,703	612,778	712,852
Subordinated debentures and other borrowings	93,529	93,562	93,589	118,612	158,644
Total Borrowings	1,158,185	1,081,085	1,173,972	861,654	1,028,776
Deposits and other liabilities held for sale	—	288,476	—	—	—
Interest payable	16,102	18,089	18,554	19,262	18,912
Other liabilities	311,073	292,429	329,302	327,500	289,033
Total Liabilities	16,006,986	16,045,179	16,090,898	16,093,000	16,158,174
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,247	7,265	7,256	7,321	7,428
Additional paid-in capital	1,188,768	1,192,683	1,191,193	1,208,447	1,236,506
Retained earnings	1,272,528	1,229,125	1,200,930	1,181,939	1,154,624
Accumulated other comprehensive loss	(188,685)	(151,825)	(211,979)	(198,029)	(175,970)
Total Stockholders' Equity	2,304,983	2,302,373	2,212,525	2,224,803	2,247,713
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,311,969	$18,347,552	$18,303,423	$18,317,803	$18,405,887

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
INTEREST INCOME
Loans:
Taxable	$197,536	$206,680	$201,413	$198,023	$197,523
Tax-exempt	9,020	8,622	8,430	8,190	8,197
Investment securities:
Taxable	9,024	9,263	9,051	8,748	8,644
Tax-exempt	12,754	13,509	13,613	13,611	13,821
Deposits with financial institutions	5,350	2,154	2,995	6,493	8,034
Federal Home Loan Bank stock	958	855	879	835	771
Total Interest Income	234,642	241,083	236,381	235,900	236,990
INTEREST EXPENSE
Deposits	89,835	98,856	99,151	98,285	96,655
Federal funds purchased	26	329	126	—	1
Securities sold under repurchase agreements	680	700	645	1,032	827
Federal Home Loan Bank advances	8,171	8,544	6,398	6,773	6,431
Subordinated debentures and other borrowings	1,560	1,544	1,490	2,747	3,013
Total Interest Expense	100,272	109,973	107,810	108,837	106,927
NET INTEREST INCOME	134,370	131,110	128,571	127,063	130,063
Provision for credit losses	4,200	5,000	24,500	2,000	1,500
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	130,170	126,110	104,071	125,063	128,563
NONINTEREST INCOME
Service charges on deposit accounts	8,124	8,361	8,214	7,907	7,690
Fiduciary and wealth management fees	8,665	8,525	8,825	8,200	8,187
Card payment fees	4,957	5,121	4,739	4,500	4,437
Net gains and fees on sales of loans	5,681	6,764	5,141	3,254	4,111
Derivative hedge fees	1,594	736	489	263	1,049
Other customer fees	316	344	460	427	237
Earnings on cash surrender value of life insurance	2,188	2,755	1,929	1,592	3,202
Net realized losses on sales of available for sale securities	(11,592)	(9,114)	(49)	(2)	(2,317)
Gain on branch sale	19,983	—	—	—	—
Other income (loss)	2,826	1,374	1,586	497	(152)
Total Noninterest Income	42,742	24,866	31,334	26,638	26,444
NONINTEREST EXPENSES
Salaries and employee benefits	55,437	55,223	52,214	58,293	60,967
Net occupancy	7,335	6,994	6,746	7,312	9,089
Equipment	7,028	6,949	6,599	6,226	6,108
Marketing	2,582	1,836	1,773	1,198	2,647
Outside data processing fees	6,029	7,150	7,072	6,889	5,875
Printing and office supplies	377	378	354	353	402
Intangible asset amortization	1,771	1,772	1,771	1,957	2,182
FDIC assessments	3,744	3,720	3,278	4,287	7,557
Other real estate owned and foreclosure expenses	227	942	373	534	1,743
Professional and other outside services	3,777	3,035	3,822	3,952	3,981
Other expenses	7,982	6,630	7,411	5,934	7,552
Total Noninterest Expenses	96,289	94,629	91,413	96,935	108,103
INCOME BEFORE INCOME TAX	76,623	56,347	43,992	54,766	46,904
Income tax expense	12,274	7,160	4,067	6,825	4,425
NET INCOME	64,349	49,187	39,925	47,941	42,479
Preferred stock dividends	469	468	469	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$63,880	$48,719	$39,456	$47,472	$42,010
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.10	$0.84	$0.68	$0.80	$0.71
Diluted Net Income Available to Common Stockholders	$1.10	$0.84	$0.68	$0.80	$0.71
Cash Dividends Paid to Common Stockholders	$0.35	$0.35	$0.35	$0.34	$0.34
Average Diluted Common Shares Outstanding (in thousands)	58,247	58,289	58,328	59,273	59,556
FINANCIAL RATIOS:
Return on Average Assets	1.39%	1.07%	0.87%	1.04%	0.92%
Return on Average Stockholders' Equity	11.05	8.66	7.16	8.47	7.89
Return on Tangible Common Stockholders' Equity	16.75	13.39	11.29	13.21	12.75
Average Earning Assets to Average Assets	92.48	92.54	92.81	92.91	93.62
Allowance for Credit Losses - Loans as % of Total Loans	1.50	1.48	1.50	1.64	1.64
Net Charge-offs as % of Average Loans (Annualized)	0.02	0.21	1.26	0.07	0.10
Average Stockholders' Equity to Average Assets	12.51	12.26	12.02	12.17	11.58
Tax Equivalent Yield on Average Earning Assets	5.63	5.82	5.69	5.65	5.64
Interest Expense/Average Earning Assets	2.35	2.59	2.53	2.55	2.48
Net Interest Margin (FTE) on Average Earning Assets	3.28	3.23	3.16	3.10	3.16
Efficiency Ratio	48.48	53.76	53.84	59.21	63.26
Tangible Common Book Value Per Share	$26.78	$26.64	$25.10	$25.07	$25.06

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Commercial and industrial loans	$4,114,292	$4,041,217	$3,949,817	$3,722,365	$3,670,948
Agricultural land, production and other loans to farmers	256,312	238,743	239,926	234,431	263,414
Real estate loans:
Construction	792,144	814,704	823,267	941,726	957,545
Commercial real estate, non-owner occupied	2,274,016	2,251,351	2,323,533	2,368,360	2,400,839
Commercial real estate, owner occupied	1,157,944	1,152,751	1,174,195	1,137,894	1,162,083
Residential	2,374,729	2,366,943	2,370,905	2,316,490	2,288,921
Home equity	659,811	641,188	631,104	618,258	617,571
Individuals' loans for household and other personal expenditures	166,028	158,480	162,089	161,459	168,388
Public finance and other commercial loans	1,059,083	981,431	964,814	964,599	956,318
Loans	12,854,359	12,646,808	12,639,650	12,465,582	12,486,027
Allowance for credit losses - loans	(192,757)	(187,828)	(189,537)	(204,681)	(204,934)
NET LOANS	$12,661,602	$12,458,980	$12,450,113	$12,260,901	$12,281,093

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Demand deposits	$7,980,061	$7,678,510	$7,757,679	$7,771,976	$7,965,862
Savings deposits	4,522,758	4,302,236	4,339,161	4,679,593	4,516,433
Certificates and other time deposits of $100,000 or more	1,043,068	1,277,833	1,415,131	1,451,443	1,408,985
Other certificates and time deposits	692,068	802,949	889,949	901,280	849,906
Brokered certificates of deposits[1]	283,671	303,572	167,150	80,292	80,267
TOTAL DEPOSITS[2]	$14,521,626	$14,365,100	$14,569,070	$14,884,584	$14,821,453
1 - Total brokered deposits of $955.7 million, which includes brokered CD's of $283.7 million at December 31, 2024.
2 - Total deposits at September 30, 2024 excluded $287.7 million of deposits reclassified to Deposits and other liabilities held for sale related to the Illinois branch sale. The sale of $267.4 million of deposits associated with the Illinois branch sale was subsequently completed on December 6, 2024.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	December 31, 2024			December 31, 2023
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$522,868	$5,350	4.09%	$700,705	$8,034	4.59%
Federal Home Loan Bank stock	41,703	958	9.19	41,792	771	7.38
Investment Securities: (1)
Taxable	1,677,554	9,024	2.15	1,801,533	8,644	1.92
Tax-exempt (2)	2,089,397	16,144	3.09	2,282,233	17,495	3.07
Total Investment Securities	3,766,951	25,168	2.67	4,083,766	26,139	2.56
Loans held for sale	36,219	550	6.07	16,355	246	6.02
Loans: (3)
Commercial	8,753,723	156,414	7.15	8,533,233	159,190	7.46
Real estate mortgage	2,177,351	24,401	4.48	2,118,060	21,829	4.12
HELOC and installment	841,537	16,171	7.69	820,728	16,258	7.92
Tax-exempt (2)	948,846	11,418	4.81	908,075	10,376	4.57
Total Loans	12,757,676	208,954	6.55	12,396,451	207,899	6.71
Total Earning Assets	17,089,198	240,430	5.63%	17,222,714	242,843	5.64%
Total Non-Earning Assets	1,389,105			1,174,486
TOTAL ASSETS	$18,478,303			$18,397,200
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,564,228	$37,049	2.66%	$5,504,725	$40,996	2.98%
Money market deposits	3,189,334	25,463	3.19	3,096,085	27,909	3.61
Savings deposits	1,362,705	3,102	0.91	1,587,758	3,913	0.99
Certificates and other time deposits	2,313,284	24,221	4.19	2,225,528	23,837	4.28
Total Interest-Bearing Deposits	12,429,551	89,835	2.89	12,414,096	96,655	3.11
Borrowings	1,049,677	10,437	3.98	1,013,856	10,272	4.05
Total Interest-Bearing Liabilities	13,479,228	100,272	2.98	13,427,952	106,927	3.19
Noninterest-bearing deposits	2,358,743			2,586,484
Other liabilities	328,062			251,771
Total Liabilities	16,166,033			16,266,207
STOCKHOLDERS' EQUITY	2,312,270			2,130,993
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,478,303	100,272		$18,397,200	106,927
Net Interest Income (FTE)		$140,158			$135,916
Net Interest Spread (FTE) (4)			2.65%			2.45%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.63%			5.64%
Interest Expense / Average Earning Assets			2.35%			2.48%
Net Interest Margin (FTE) (5)			3.28%			3.16%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $5,788 and $5,853 for the three months ended December 31, 2024 and 2023, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Twelve Months Ended
	December 31, 2024			December 31, 2023
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$418,163	$16,992	4.06%	$431,581	$17,719	4.11%
Federal Home Loan Bank stock	41,736	3,527	8.45	41,319	3,052	7.39
Investment Securities: (1)
Taxable	1,759,578	36,086	2.05	1,854,438	35,207	1.90
Tax-exempt (2)	2,200,466	67,705	3.08	2,366,475	73,566	3.11
Total Investment Securities	3,960,044	103,791	2.62	4,220,913	108,773	2.58
Loans held for sale	29,650	1,792	6.04	21,766	1,292	5.94
Loans: (3)
Commercial	8,687,638	641,393	7.38	8,519,706	603,611	7.08
Real estate mortgage	2,158,743	94,890	4.40	2,035,488	82,183	4.04
HELOC and installment	830,079	65,577	7.90	830,006	60,751	7.32
Tax-exempt (2)	928,214	43,370	4.67	891,008	40,448	4.54
Total Loans	12,634,324	847,022	6.70	12,297,974	788,285	6.41
Total Earning Assets	17,054,267	971,332	5.69%	16,991,787	917,829	5.40%
Total Non-Earning Assets	1,346,228			1,194,720
Total Assets	$18,400,495			$18,186,507
Liabilities:
Interest-Bearing deposits:
Interest-bearing deposits	$5,506,492	$157,984	2.87%	$5,435,733	$138,012	2.54%
Money market deposits	3,061,461	106,026	3.46	2,884,271	83,777	2.90
Savings deposits	1,463,707	14,587	1.00	1,694,230	14,606	0.86
Certificates and other time deposits	2,413,900	107,530	4.45	1,923,268	69,697	3.62
Total Interest-Bearing Deposits	12,445,560	386,127	3.10	11,937,502	306,092	2.56
Borrowings	1,005,017	40,765	4.06	1,111,472	42,394	3.81
Total Interest-Bearing Liabilities	13,450,577	426,892	3.17	13,048,974	348,486	2.67
Noninterest-bearing deposits	2,371,004			2,783,996
Other liabilities	326,423			226,275
Total Liabilities	16,148,004			16,059,245
Stockholders' Equity	2,252,491			2,127,262
Total Liabilities and Stockholders' Equity	$18,400,495	426,892		$18,186,507	348,486
Net Interest Income (FTE)		$544,440			$569,343
Net Interest Spread (FTE) (4)			2.52%			2.73%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.69%			5.40%
Interest Expense / Average Earning Assets			2.50%			2.05%
Net Interest Margin (FTE) (5)			3.19%			3.35%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $23,326 and $23,943 for the years ended December 31, 2024 and 2023, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Net Income Available to Common Stockholders - GAAP	$63,880	$48,719	$39,456	$47,472	$42,010	$199,527	$221,911
Adjustments:
PPP loan income	—	—	—	—	(7)	—	(49)
Net realized losses on sales of available for sale securities	11,592	9,114	49	2	2,317	20,757	6,930
Gain on branch sale	(19,983)	—	—	—	—	(19,983)	—
Non-core expenses[1,2,3]	762	—	—	3,481	12,682	4,243	12,682
Tax on adjustments	1,851	(2,220)	(12)	(848)	(3,652)	(1,229)	(4,767)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$58,102	$55,613	$39,493	$50,107	$53,350	$203,315	$236,707

Average Diluted Common Shares Outstanding (in thousands)	58,247	58,289	58,328	59,273	59,556	58,533	59,489

Diluted Earnings Per Common Share - GAAP	$1.10	$0.84	$0.68	$0.80	$0.71	$3.41	$3.73
Adjustments:
PPP loan income	—	—	—	—	—	—	—
Net realized losses on sales of available for sale securities	0.20	0.15	—	—	0.04	0.35	0.12
Gain on branch sale	(0.34)	—	—	—	—	(0.34)	—
Non-core expenses[1,2,3]	0.01	—	—	0.06	0.21	0.07	0.21
Tax on adjustments	0.03	(0.04)	—	(0.01)	(0.06)	(0.02)	(0.08)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$1.00	$0.95	$0.68	$0.85	$0.90	$3.47	$3.98
1 - Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale.
2 - Non-core expenses in 1Q24 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.
3 - Non-core expenses in 4Q23 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination.

NET INTEREST MARGIN ("NIM"), ADJUSTED
(Dollars in Thousands)
	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Net Interest Income (GAAP)	$134,370	$131,110	$128,571	$127,063	$130,063	$521,114	$545,400
Fully Taxable Equivalent ("FTE") Adjustment	5,788	5,883	5,859	5,795	5,853	23,326	23,943
Net Interest Income (FTE) (non-GAAP)	$140,158	$136,993	$134,430	$132,858	$135,916	$544,440	$569,343

Average Earning Assets (GAAP)	$17,089,198	$16,990,358	$17,013,984	$17,123,851	$17,222,714	$17,054,267	$16,991,787
Net Interest Margin (GAAP)	3.15%	3.09%	3.02%	2.97%	3.02%	3.06%	3.21%
Net Interest Margin (FTE) (non-GAAP)	3.28%	3.23%	3.16%	3.10%	3.16%	3.19%	3.35%

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Total Average Stockholders' Equity (GAAP)	$2,312,270	$2,251,547	$2,203,361	$2,242,139	$2,130,993	$2,252,491	$2,127,262
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(728,218)	(729,581)	(730,980)	(732,432)	(734,007)	(730,295)	(736,601)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,558,927	$1,496,841	$1,447,256	$1,484,582	$1,371,861	$1,497,071	$1,365,536

Net Income Available to Common Stockholders (GAAP)	$63,880	$48,719	$39,456	$47,472	$42,010	$199,527	$221,911
Plus: Intangible Asset Amortization, Net of Tax	1,399	1,399	1,399	1,546	1,724	5,744	6,906
Tangible Net Income (Non-GAAP)	$65,279	$50,118	$40,855	$49,018	$43,734	$205,271	$228,817

Return on Tangible Common Equity (Non-GAAP)	16.75%	13.39%	11.29%	13.21%	12.75%	13.71%	16.76%

EFFICIENCY RATIO - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Non Interest Expense (GAAP)	$96,289	$94,629	$91,413	$96,935	$108,103	$379,266	$388,270
Less: Intangible Asset Amortization	(1,771)	(1,772)	(1,771)	(1,957)	(2,182)	(7,271)	(8,743)
Less: OREO and Foreclosure Expenses	(227)	(942)	(373)	(534)	(1,743)	(2,076)	(3,318)
Adjusted Non Interest Expense (Non-GAAP)	$94,291	$91,915	$89,269	$94,444	$104,178	$369,919	$376,209

Net Interest Income (GAAP)	$134,370	$131,110	$128,571	$127,063	$130,063	$521,114	$545,400
Plus: Fully Taxable Equivalent Adjustment	5,788	5,883	5,859	5,795	5,853	23,326	23,943
Net Interest Income on a Fully Taxable Equivalent Basis (Non-GAAP)	$140,158	$136,993	$134,430	$132,858	$135,916	$544,440	$569,343

Non Interest Income (GAAP)	$42,742	$24,866	$31,334	$26,638	$26,444	$125,580	$105,602
Less: Investment Securities (Gains) Losses	11,592	9,114	49	2	2,317	20,757	6,930
Adjusted Non Interest Income (Non-GAAP)	$54,334	$33,980	$31,383	$26,640	$28,761	$146,337	$112,532
Adjusted Revenue (Non-GAAP)	$194,492	$170,973	$165,813	$159,498	$164,677	$690,777	$681,875
Efficiency Ratio (Non-GAAP)	48.48%	53.76%	53.84%	59.21%	63.26%	53.55%	55.17%

Adjusted Non Interest Expense (Non-GAAP)	$94,291	$91,915	$89,269	$94,444	$104,178	$369,919	$376,209
Less: Acquisition-related Expenses	—	—	—	—	—	—	—
Less: Non-core Expenses[1,2,3]	(762)	—	—	(3,481)	(12,682)	(4,243)	(12,682)
Adjusted Non Interest Expense Excluding Non-core Expenses (Non-GAAP)	$93,529	$91,915	$89,269	$90,963	$91,496	$365,676	$363,527

Adjusted Revenue (Non-GAAP)	$194,492	$170,973	$165,813	$159,498	$164,677	$690,777	$681,875
Less: Gain on Branch Sale	(19,983)	—	—	—	—	(19,983)	—
Adjusted Revenue Excluding Gain on Branch Sale (Non-GAAP)	$174,509	$170,973	$165,813	$159,498	$164,677	$670,794	$681,875
Adjusted Efficiency Ratio (Non-GAAP)	53.60%	53.76%	53.84%	57.03%	55.56%	54.51%	53.31%
1 - Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale.
2 - Non-core expenses in 1Q24 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.
3 - Non-core expenses in 4Q23 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination.